UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2017

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 610-2200

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events

As previously disclosed, on September 8, 2017, BGC Partners, Inc. (“BGC” or the “Company”) entered into two credit agreements by and among the Company, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (collectively, the “Credit Agreements”), pursuant to which the Company borrowed an aggregate of $975 million. The first Credit Agreement provided for a $400 million two-year unsecured senior revolving credit facility (the “Revolving Credit Facility”). The second Credit Agreement provided for a $575 million unsecured senior term loan (the “Term Loan Facility”), maturing on the second anniversary of the closing date of the Term Loan Facility.

On November 22, 2017, BGC entered into an amendment (collectively, the “Amendments”) to each of the Credit Agreements pursuant to which (i) effective as of such date, the outstanding balance of revolving loans under the Revolving Credit Facility totaling $400 million was converted to a term loan (the “Converted Term Loan”), and (ii) effective as of the date that the separation of BGC’s real estate services businesses (the “Newmark Businesses”) from the remainder of BGC’s businesses and the contribution of the Newmark Businesses to Newmark Group, Inc. (“Newark”) is consummated (the “Separation”), Newmark will assume BGC’s obligations under the Covered Term Loan and the Term Loan Facility and BGC will guarantee such obligations, in each case pursuant to the terms and conditions set forth in the respective Amendment. BGC will retain access to the Revolving Credit Facility subject to availability under the Revolving Credit Facility that will increase as Newmark repays the Converted Term Loan, and Newmark will guarantee BGC’s obligations under the Revolving Credit Facility until such date that the Converted Term Loan is repaid in full.

The Company expects the Separation to occur prior to the completion of the proposed initial public offering of Newmark (the “Newmark IPO”), which the Company expects will be completed by the end of 2017, subject to regulatory, market and other conditions. On November 21, 2017, Newmark filed an Amendment No. 1 to its registration statement on Form S-1 with the Securities and Exchange Commission relating to the Newmark IPO. As disclosed in the registration statement, Newmark currently intends to use the net proceeds of the Newmark IPO to repay the balance outstanding under the Term Loan Facility and to partially repay the Converted Term Loan. The Newmark IPO will be made only by means of a prospectus.

The Credit Agreements remain unchanged other than as set forth hereunder and as set forth in the Amendments.

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the actual terms of the Amendments, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

A registration statement relating to the Newmark IPO has been filed with the Securities and Exchange Commission but has not yet become effective. The securities to be issued in the Newmark IPO may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Statement Concerning Forward-Looking Statements

Statements contained or incorporated by reference herein regarding BGC, Newmark, the Credit Agreements, the Amendments, the Separation or the Newmark IPO or otherwise that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. Factors that could cause actual results to differ from those contained in the forward-looking statements include, but are not limited to: the possibility that there may be an adverse effect or disruption from the Credit Agreements, the Amendments, the Separation or the Newmark IPO or BGC’s or Newmark’s businesses; the expected timetable for completing the Separation and the Newmark IPO; the possibility that the Separation and the Newmark IPO will not be consummated within the anticipated timetable or at all, including as the result of regulatory, market and other conditions; the potential that BGC and Newmark will not realize all or any of the expected benefits of the Separation and the Newmark IPO; that negatively impacts BGC’s businesses; the proposed Newmark IPO and the timing of any such IPO, the Separation or related distribution of shares related to BGC’s Real Estate Services business; and the possibility that changes in interest rates, commercial real estate values, the regulatory environment, the effects of weather events or natural disasters, pricing or other competitive pressures, and other market conditions or factors could cause the results of BGC or Newmark to differ from the forward-looking statements contained or incorporated by reference herein. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s SEC filings, including, but not limited to, the risk factors set forth in the most recent Form 10-K and any updates to such risk factors contained in subsequent Forms 10-Q or Forms 8-K. Except as required by law, BGC undertakes no obligation to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment, dated November 22, 2017, to the Revolving Credit Agreement, dated September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent

10.2	Amendment, dated November 22, 2017, to the Term Loan Credit Agreement, dated September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2017	BGC PARTNERS, INC.

	By:	/s/ Howard W. Lutnick
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

[Signature page to Form 8-K re: Credit Agreement Amendments dated November 22, 2017.]